Exhibit 99.4

MONSANTO
$750MM - $1BN Bond Offering
July 2002

Offering Summary

Issuer:	Monsanto Company
Ratings:	A (Stable Outlook) / Baa 1 (Stable Outlook)
Amount:	$750MM - $1BN
Maturity:	Multi-tranche
Ranking:	Senior Unsecured
Format:	SEC Registered
Use of Proceeds:	Repay commercial paper and related party loans
Joint Bookrunners:	JPMorgan and Salomon Smith Barney

Forward Looking Statements

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, product liability, regulatory compliance (including seed quality), environmental contamination and antitrust; the effect of weather conditions and commodity markets on the agriculture business; the company's ability to fund its short-term financing needs; general economic and business conditions; any changes in business, political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

Key Investment Highlights

  Leading provider of agricultural products for growers
  #1 market share in weed control (Roundup)
  Leading position in conventional and bio-engineered seeds
  Broad geographic reach
  Leading research and development position
  Large intellectual property portfolio
  Conservative financial policies
  Substantial free cash flow
  Commitment to single “A” ratings
  Successfully renewed bank facility
  Strong leverage and coverage ratios

Overview of Monsanto

  Leading provider of agricultural products for growers
  $5.5BN in sales and $1.1BN EBITDA in 2001
  14,600 employees worldwide
  Successfully completed IPO in October 2000
  Spin-off from Pharmacia to be completed August 13, 2002

2001 Sales Breakdown by Segment

Biotech/seed - 31%
Ag Chem - 69%

2001 Geographic Sales Breakdown

U.S. - 62%
Canada - 3%
Asia Pacific - 7%
Europe/Africa - 11%
Latin America - 17%

Leading Global Brands

Herbicides

Roundup Original
Lasso
Buckle
Harness Xtra
Degree
Fallow Master

Industrial, Turf & Ornamental

Roundup Pro
Aquamaster
Manage
Outrider
Campaign

Seeds

Asgrow
DEKALB
Hartz Seed

Biotechnology

Roundup Ready Canola
YieldGard Corn Borer
Roundup Ready Cotton
Roundup Ready Soybeans
Bollgard
Roundup Ready Corn

Leadership in Key Markets

2001 Sales Revenue $BN	Ag Chem	Biotech / Seed	Total
Syngenta	$5.4	$0.9	$6.3
Bayer/Aventis	6.1	0.2	6.3
Monsanto	3.5	1.7	5.2
DuPont/Pioneer	1.9	1.9	3.8
BASF	3.1	0.0	3.1
Dow AG/Rohm & Haas	2.6	0.2	2.8
Sumitomo	0.7	0.0	0.7
FMC	0.7	0.0	0.7

Source:   Phillips McDougall

Agricultural Productivity Segment

69% of total sales

  Crop protection products
– Leading Roundup business
– Stable selective chemistry businesses
  Animal agriculture products
– Leading Posilac business
  Recent developments
– New line extensions

Historical Revenue
$MM

1999 - $3,586
2000 - $3,885
2001 - $3,755
LTM - $3,348

Historical EBITDA1
$MM

1999 - $1,082
2000 - $1,308
2001 - $997
LTM - $689

Note: LTM numbers as of June 30, 2002 [1]EBITDA numbers include special items

Roundup:   World's Largest Selling Crop Protection Brand

2000 Sales

$BN
Monsanto
Others

Roundup - 2.6
Imidacloprid - 0.5
Gramoxone - 0.5
Azoxystrobin - 0.4
Acetochlor - 0.4
Chlorpyrifos - 0.4
Atrazine - 0.3
Metolachlor - 0.3
Mancozeb - 0.3
2,4-D - 0.3

Source:   Phillips McDougall and company

Roundup Strategy

Integrated Solutions With Seed and Biotech
Build Customer/Distribution Relationships
Maintain Molecule and Brand Leadership
Grow Capacity While Reducing Cost
Build Large Market And Grow Volume

  Creates incremental value for grower and retailer
  Brand premium focus
  Build unique portfolio
  Supply agreements
  Differentiated products - new and unique formulations
  Low cost position
  Superior logistical capabilities
  Capture price elasticity gains
  Grow con-till acres
  Roundup Ready crop expansion

Roundup: Historical Results

Indexed (1994=100)

Volume

'94 - 100
'95 - 132.6
'96 - 159.6
'97 - 201.6
'98 - 257.8
'99 - 315.8
'00 - 371.2
'01 - 380.1

CAGR = 21%

Cost

'94 - 100
'95 - 96.7
'96 - 89.2
'97 - 78.9
'98 - 76.3
'99 - 69.7
'00 - 65.6
'01 - 63.4

CAGR = (6%)

Price

'94 - 100
'95 - 91.6
'96 - 89.1
'97 - 79.7
'98 - 72
'99 - 63.8
'00 - 57.5
'01 - 51.8

CAGR = (9%)

Gross Profit

94 - 100
'95 - 117
'96 - 142.2
'97 - 161.6
'98 - 178.3
'99 - 188.9
'00 - 193.4
'01 - 167.5

CAGR = 8%

Note: Cost and price are expected to trend at historical rates, while volume growth rate will decline, thus causing gross profit to trend lower

Moving from Chemicals to Biotech

Past

  Maximized output with chemical usage
  High cost structure
  Deteriorating soil conditions

Future

  Increased use of biotech
  Rapid addition of favorable input traits
  Improved crop protection
  Future for genetically conveying quality and output traits
  Soil preservation through Con-Till

Invested in Growth Segment of Industry

	Ag Chem	Biotech/Seed
	$BN
2000	13	4.3
2004	12	6.1

Biotech/Seed

2000 - 2004
$1.8BN Gross Profit Gain

Ag Chem

2000 - 2004
$1.6BN Gross Profit Loss

Monsanto 2001 R&D

Ag Chem - 17%
Biotech & Seeds - 83%

Rest of Industry Average 2001 R&D

Ag Chem - 71%
Biotech & Seeds - 29%

Source: Phillips McDougall and Monsanto estimates

Seeds and Genomics Segment

31% of total sales

  Global seeds and related traits business
  Genetic technology platforms
  2001 key performance factor
– Change to royalty-based marketing strategy
  New line extensions

Historical Revenue
$MM

1999 - $1,662
2000 - $1,608
2001 - $1,707
LTM - $1,598

Historical EBITDA1
$MM

1999 - ($29)
2000 - ($244)
2001 - $85
LTM - ($26)

Note: LTM numbers as of June 30, 2002
1EBITDA numbers include special items

Global Biotech Crop Acreage Continues to Grow

Acres in Millions

	Monsanto	Other
1996 1997 1998 1999 2000 2001	4 18 63 90 103 123	1 4 5 5 7 6

  Biotech share of crop acreage:
	Global	U.S.
Soybean	43%	74%
Cotton	17%	71%
Canola	8%	59%
Corn	8%	25%
  Monsanto's trait share 90+%
  2001 acreage grew 18% overall in 13 countries
  Early indications put U.S. 2002 acreage growth in high single digits
  Traits have operating margins of 60-80%

Seeds and Genomics Strategy

“Best in Class” R&D Platforms
Integrated global seed assets
Differentiated on genomics, breeding, and biotech programs
Continue to focus on best opportunities
Launch industry shaping new products

  Expand core trait business
  Successfully launch new products
  —    Roundup Ready corn
  —    Corn Rootworm
  —    Bollgard II
  Accelerate mid-term growth
  —    Yield
  —    Roundup Ready Wheat
  —    Advance Genomic Leads
  Enhance long-term pipeline growth
  —    Yield Traits
  —    Quality Traits
  —    Input traits 2nd generation
  Drive downstream alliances for food, feed and other

Free Cash Flow Has Turned Positive

Free Cash Flow
$MM

1999 - ($295)
2000 - ($264)
2001 - $183
2002F - $400

2002 forecasted free cash flow	($mm)
Pre-tax income	($1,700)
FAS 142 adjustment	2,000
Depreciation and amortization	500
Working capital changes	100
Other balance sheet changes	(100)
Net cash flow	$800
Capex and investments	(400)
Free cash flow[1]	$400

Note:  Free cash flow defined as cash provided by operations less cash required for capex and investing activities
1Free cash flow includes approximately $90mm cash from Japanese asset sale and estimated $65mm cash restructuring costs.

Declining Capital Expenditures

  Capital spending lower in 2001 by 30+%
  Completed investment in Brazil facility
  Major Roundup and seed integration complete
  2002 and future spending at level to support sustainable growth
  Maintenance capex averages:
  —  1999 to 2001:  $170MM
  —  2002 estimate:   $171MM

$MM
1999 - $632
2000 - $582
2001 - $382
2002F - $350

Managing Inventory Levels

	Inventories $ in Billions	Inventory as % of 12-month sales
Q4 1998	1.4	31%
Q2 1999	1.18	24%
Q4 1999	1.44	28%
Q2 2000	1.22	23%
Q4 2000	1.25	23%
Q2 2001	1.13	21%
Q4 2001	1.36	25%
Q2 2002	1.24	25%

  Inventory management initiatives
  —  SKU rationalization
  —  Improved marketing / seed production planning
  —  Satellite controlled logistics systems

Improving Receivables Management

	Receivables $ in Millions	Receivables as % of 12-month sales
2000	2410	44%
2001	2310	42%
2002F	2200	40%
2003F	2200	38%

  Receivables collections improved 9% in 2001
  Receivables as a percentage of net sales declined 2% in 2001
  Implemented program to shift financing to banks
  —  $60mm completed since April, 2002
  Incentive compensation focus changed in 2001
  —  Field sales organization
  —  Cash flow targets
  More restrictive credit policies instituted
  —  Collateralization in Latin America

Reducing Credit Risk in Latin America

  Limiting both currency exposure and the working capital investment required to do business profitably
  —  Operating primarily with cash or grain sales
  —  Exercising rights to collateralize existing receivables
  Receivables write-down primarily a function of the imposition of a 25% export tax in Argentina, not the currency devaluation
  Argentina receivables are US$ based vs. Real-based in Brazil
  —  Significant portion of Real exposure is hedged
  Expect to maintain leading market share in the world's second largest agricultural market

Net Sales to Latin America 2001

Brazil - 27%
Argentina - 53%
Other - 20%

     Total = $923MM

Net Latin America Receivables
As of June 30, 2002

Brazil - 40%
Argentina - 42%
Other - 18%

     Total = $742MM

Second Quarter Earnings

  2nd quarter earnings of $0.56 per share (net income of $147mm); one time items include:
  —  $100mm aftertax reserve (38 cents per share) for Argentina receivables
  —  $43mm aftertax restructuring charge (16 cents per share)
  —  $22mm aftertax gain (8 cents per share) from asset sale proceeds
  Lower revenues due to several factors:
  —  Adverse weather conditions in the U.S. delayed planting of corn and soybeans
  —  Change to a royalty system for the sale of biotechnology traits shifted related revenues to other quarters
  —  Lower sales in Latin America
  Free cash flow improved by $200mm compared to first half of 2001
  —  Lower capital expenditures
  —  Improved receivables collections
  —  Asset sale proceeds

Historical Financial Summary

($MM)	1999	2000	2001	LTM
Total sales	$5,248	$5,493	$5,462	$4,946
EBITDA	1,053	1,064	1,082	663
EBIT	506	518	532	153
Net interest expense	243	184	73	58
Total debt	4,367	1,755	1,710	2,102[1]
Total book capitalization	9,012	9,096	9,193	7,815[1]
EBITDA margin	20.1%	19.4%	19.8%	13.4%
EBIT margin	9.6%	9.4%	9.7%	3.1%
Total Debt / EBITDA	4.1x	1.6x	1.6x	3.2x
EBITDA / Interest expense	4.3x	5.8x	14.8x	11.4x
Total debt / Total capitalization	48.5%	19.3%	18.6%	26.9%

Note:  EBITDA and EBIT numbers include special items; LTM numbers as of June 30, 2002
1   As of June 30, 2002

Current and Pro Forma Capital Structure

($MM)	June 30, 2002	Pro-forma[1]

Cash and cash equivalents	$277	$277
Short-term debt	1,221	971
CP classified as long-term debt	500	0
Other long-term debt	381	1,131
Total debt	2,102	2,102
Shareholder's equity	5,713	5,713
Total book capitalization	7,815	7,815

1  Assumes $750mm bond offering

Key Investment Highlights

  Leading provider of agricultural products for growers
  #1 market share in weed control (Roundup)
  Leading position in conventional and bio-engineered seeds
  Broad geographic reach
  Leading research and development position
  Large intellectual property portfolio
  Conservative financial policies
  Substantial free cash flow
  Commitment to a single “A” ratings
  Successfully renewed bank facility
  Strong leverage and coverage ratios